Exhibit 23.1





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB into AmeriVest Properties Inc.'s previously filed Registration Statements on Form S-3, File Nos. 333-44210 and 333-94901.

                                           /s/ Arthur Andersen LLP
                                           -----------------------
                                           ARTHUR ANDERSEN LLP


Denver, Colorado
March 30, 2001